UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2009

API TECHNOLOGIES CORP.

(formerly known as API Nanotronics Corp.)

(Exact Name of registrant as specified in its charter)

Commission File Number: 000-29429

DE	98-0200798
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

2300 Yonge Street, Suite 1710, Toronto, Ontario, Canada	M4P 1E4
(Address of principal executive offices)	(zip code)

(416) 593-6543

(Registrant’s telephone number, including area code)

API Nanotronics Corp.

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Items to be Included in this Report

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 22, 2009, the shareholders approved the Amended and Restated API Nanotronics Corp. 2006 Equity Incentive Plan (the “Equity Plan”) to increase the number of shares of common stock available for issuance under the Equity Plan from 5,000,000 shares to 8,500,000 shares. The material terms of the Equity Plan are included on pages 23 through 27 of the Company’s Notice of Annual Meeting and Proxy Statement, which was filed with the Securities and Exchange Commission on September 17, 2009, and such pages are hereby incorporated by reference.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 27, 2009, API Technologies Corp., formerly known as API Nanotronics Corp., issued a press release announcing it has changed its name to “API Technologies Corp.” (the “Company”).

The change of the Company’s name was implemented by means of an amended and restated certificate of incorporation of the Company filed pursuant to Section 242 of the Delaware General Corporation Law on October 22, 2009. The holders of the outstanding common stock of the Company approved the change in name on October 22, 2009.

Accordingly, Article I of the Company’s Restated Certificate of Incorporation has been amended to read as follows:

“ARTICLE I

The name of the Corporation is API Technologies Corp.”

A copy of the Amended and Restated Certificate of Incorporation of the Company is filed as Exhibit 3.1 to this Form 8-K.

A conforming change was also made to the Company’s by-laws to reflect the change in the Company’s name. The amendment to the by-laws to reflect the new name of the Company was approved by the board of directors of the Company at a meeting held on October 22, 2009. A copy of the revised by-laws is filed as Exhibit 3.2 to this Form 8-K.

Item 7.01.	Regulation FD Disclosure.

On October 27, 2009, API Technologies Corp. issued a press release announcing that its shareholders have approved a change in the name of the Company to “API Technologies Corp.” on October 22, 2009. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein.

The information in this Item 7.01, including exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated By-Laws of the Company.

99.1	Press Release, dated October 27, 2009, announcing the new name of the Company.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 27, 2009	API TECHNOLOGIES CORP.

	By:	/S/ CLAUDIO MANNARINO
Claudio Mannarino
Chief Financial Officer and Vice President of Finance

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